UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2007

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                        001-31566                42-1547151
-----------------------------   -------------------------    ----------
(State or Other Jurisdiction)   (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                    07306-4599
------------------------------------------                    ----------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition.
           ---------------------------------------------

     On July 26, 2007, Provident Financial Services, Inc. (the "Company") issued a press release reporting its financial results for the three months and six months ended June 30, 2007. A copy of the press release is attached as Exhibit
99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 7.01  Regulation FD Disclosure.
           -------------------------

     On July 25, 2007, the Company's Board of Directors declared a quarterly cash dividend of $0.11 per common share, payable on August 31, 2007 to stockholders of record on August 15, 2007, which represents an increase of 10.0% from the prior quarter's cash dividend of $0.10 per share. In addition, the Board of Directors authorized the Company's sixth stock repurchase program. The new stock repurchase program authorizes the repurchase of up to 5% of the current outstanding shares of common stock, par value $0.01 per share, or approximately 3.2 million shares. The Company has completed its fifth stock repurchase program.

     These announcements were included as part of the press release announcing financial results for the quarter ended June 30, 2007 issued by the Company on July 26, 2007 and attached as Exhibit 99.1 to this report. A copy of the press release is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

          (a) Financial Statements of Businesses Acquired. Not applicable.

          (b) Pro Forma Financial Information. Not applicable.

          (c) Shell Company Transactions. Not applicable.

          (d) Exhibits.

          Exhibit No.   Description
          ----------    -----------

               99.1 Press release issued by the Company on July 26, 2007 announcing its financial results for the three months and six months ended June 30, 2007, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        PROVIDENT FINANCIAL SERVICES, INC.


DATE:  July 26, 2007                By:  /s/ Paul M. Pantozzi
                                         --------------------
                                         Paul M. Pantozzi
                                         Chairman and
                                         Chief Executive Officer

                                  EXHIBIT INDEX


        Exhibit           Description
        -------           -----------

        99.1 Press release issued by the Company on July 26, 2007 announcing its financial results for the three months and six months ended June 30, 2007, the declaration of a quarterly cash dividend and the authorization of a stock repurchase program.